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                                                                 Exhibit 10.7

                 SCHEDULE TO FORM OF MEDITRUST OPTION AGREEMENT
        FILED PURSUANT TO INSTRUCTION 2 TO ITEM 601(a) OF REGULATION S-K

                                                                                                                       Demand
Facility                                                                                                               Promissory
Location                     Company                      County                            Manager                    Note Amount
--------                     -------                      ------                            ----------------           -----------
Hendersonville, TN           TC Realty of                 Sumner County, TN                 Balanced Care at           $128,550
                             Hendersonville, Inc.                                           Hendersonville, Inc.

Kingsport, TN                TC Realty of                 Sullivan County, TN               Balanced Care at           $123,600
                             Kingsport, Inc.                                                Kingsport, Inc.

Knoxville, TN                TC Realty of                 Knox County, TN                   Balanced Care at           $297,600
                             Knoxville, Inc.                                                Knoxville, Inc.

Chesterfield, VA             TC Realty of                 Chesterfield County, VA           Balanced Care at           $175,050
                             Chesterfield, Inc.                                             Chesterfield, Inc.